SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 8, 2004



                               MRU HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        000-33487              33-0954381
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


        600 LEXINGTON AVENUE
         NEW YORK, NEW YORK                                        10022
(Address of principal executive offices)                         (ZIP Code)


       Registrant's telephone number, including area code: (212) 754-0774

          Former Name or Former Address, if Changed Since Last Report:
        Pacific Technology, Inc., 26586 Guadiana, Mission Viejo, CA 92691

Item. 1 CHANGES IN CONTROL OF REGISTRANT.

      Effective July 8, 2004, the Company acquired 100% of the outstanding capital stock of Iempower, Inc. a privately-held Delaware corporation doing business as MyRichUncle ("Iempower"), pursuant to a Share Exchange Agreement dated as of April 13, 2004 with Iempower and its stockholders, in exchange for 6,863,433 shares of our common stock $0.001 par value per share (the "Common Stock"), which we issued to the stockholders of Iempower, together with 2,136,567 common stock purchase warrants to the warrant holders of Iempower (each warrant is exercisable to purchase one share of Common Stock, and the warrants have a weighted average exercise price of $0.45 per share). Concurrently, and in connection with the exchange of shares, we also sold 100% of the outstanding capital stock of our Nevada subsidiary, Pacific Technology, Inc., to four of our principal stockholders prior to the exchange of shares in exchange for 9,325,000 shares of Common Stock, which we intend to retire.

      Although the Company acquired Iempower as a result of the share exchange, the stockholders of Iempower hold a majority of the voting interest in the Company. Additionally, the share exchange resulted in Iempower's management and Board of Directors assuming operational control of the Company. Accordingly, as a result of the exchange of shares between the Company and the former stockholders of Iempower, Raza Khan and Vishal Garg, both co-founders of Iempower, beneficially own 23.5% and 22.4%, respectively, of the Company's Common Stock outstanding after giving effect to the share exchange and the sale of the Nevada subsidiary.

      In contemplation of the share exchange with the stockholders of Iempower, on July 6, 2004, the Company changed its name to MRU Holdings, Inc.

      The transactions are more fully described in the Company's definitive Information Statement on Schedule 14C, dated June 14, 2004, as filed with the Securities and Exchange Commission on June 15, 2004, which Information Statement is incorporated by reference in this Current Report.

Item. 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Reference is made to the information provided in response to Item 1 above.


      The Rules of Securities and Exchange Commission allow the Company to "incorporate by reference" information into this Current Report. This means that the Company can disclose important information by referring you to another document filed by it with the Commission. Information incorporated by reference is deemed to be part of this Current Report, except for any information superseded by this Current Report. The following documents are incorporated herein by reference:

o The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Commission on April 1, 2004;

o The Company's Quarterly Report on Form 10-QSB for the three-month period ended March 31, 2004 as filed with the Commission on May 17, 2004;

o The Company's Information Statement, dated June 14, 2004, as filed with the Commission on June 15, 2004;


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


o The Company's Current Reports on Forms 8-K filed with the Commission on April 27, 2004 and July 7, 2004; and

o The Company's Registration Statement on Form SB-2 filed with the Commission on August 10, 2001 (as amended).

      We will provide without charge to any person (including any beneficial owner), upon the oral or written request of such person, a copy of any document incorporated by reference in this Current Report (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Current Report incorporates). Such requests should be directed to us at 600 Lexington Avenue, New York, New York 10022. Our telephone number is (212) 754-0774. Our corporate web site address is http://www.myrichuncle.com. The information on our web site is not intended to be a part of this Current Report.

      The Company has further elected to set forth in this Current Report information that would be required if it were filing a general form for registration of shares of the Company's Common Stock on Form 10-SB under the Securities Exchange Act of 1934, as amended, as contemplated by SEC Release Nos. 33-8407 and 34-49566. By reference to both Form 10-SB and the documents referred to above, such information is as follows:

DESCRIPTION OF BUSINESS

      The description of the Company's business is contained in pages 40 through 43 of the Information Statement, under the caption "Anticipated Operations after the Share Exchange," and is incorporated herein by reference to the Information Statement. The description of the Company's business should be read together with the risk factors contained in pages 23 through 36 of the Information Statement under the caption "Risk Factors," which is hereby incorporated by reference to the Information Statement

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

      Management's discussion and analysis, or the Company's Plan of Operations, is contained on pages 45 of the Information Statement, under the caption "Iempower's Plan of Operations."

DESCRIPTION OF PROPERTY

      The Company leases approximately 3,700 square feet of space at 600 Lexington Avenue, New York, New York, under the terms of a sublease that expires in September, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The details of the security ownership of certain beneficial owners and management are contained in pages 38 through 40 of the Information Statement, which are incorporated herein by reference to the Information Statement.


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


DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

      Information describing the Company's directors and executive officers, promoters and control persons are listed on pages 36 and 37 of the Information Statement, which is incorporated herein by reference to the Information Statement. Information concerning the directors and executive officers, promoters and control persons prior to the exchange of shares referred to in
Item 1 is contained in pages 19 through 21 of the 2003 Annual Report of Pacific Technology on Form 10KSB/A (the "2003 Annual Report of Pacific Technology"), which is incorporated herein by reference.

EXECUTIVE COMPENSATION

      An explanation and overview of executive compensation is contained in pages 37 and 38 of the Information Statement, under the caption "Employment Agreements," and which is incorporated herein by reference to the Information Statement. Information concerning executive compensation prior to the exchange of shares referred to in Item 1 is contained on pages 20 and 21 of the 2003 Annual Report of Pacific Technology, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Information concerning certain relationships and related transactions are contained in pages 38 through 40 of the Information Statement, under the captions "Employment Agreements" and "Interests of Directors, Executive Officers and Principal Stockholders in the Share Exchange," and is incorporated herein by reference to the Information Statement. Information regarding certain relationships and related transactions that occurred prior to the exchange of shares referred to in Item 1 above is contained in pages 22 and 23 of the 2003 Annual Report of Pacific Technology, which is incorporated herein by reference.

DESCRIPTION OF SECURITIES

      A description of Securities is contained in pages 12 and 13 of the Company's Registration Statement on Form SB-2 filed with the Commission on August 10, 2001, which is incorporated herein by reference to the Information Statement.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      The market price of and dividends on the registrant's common equity and related stockholder matters are contained in pages 5 and 6 of the 2003 Annual Report of Pacific Technology, which is incorporated herein by reference.

LEGAL PROCEEDINGS

      The Company's has no material legal proceedings.


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


RECENT SALES OF UNREGISTERED SECURITIES

      On July 8, 2004, contemporaneously with the share exchange transaction described under Item 1 of this Current Report, the Company sold an aggregate of 2,650,000 shares of its Common Stock and warrants to purchase an aggregate of 500,013 shares of Common Stock to certain accredited investors in a private placement transaction. The securities were sold as a unit, with each unit consisting of one share of Common Stock and, for each five and three tenths (5.3) units purchased (subject to rounding) in the private placement, one three-year callable warrant to purchase one share of our Common Stock at a price of $2.00 per share. We received gross aggregate proceeds of $4,240,000 from the sale of these securities. The terms of the private placement are described in greater detail in the Information Statement.

         We issued these securities as follows:

               SECURITY HOLDER                     TOTAL AMOUNT PAID             SHARES          WARRANTS
----------------------------------------------   -----------------------     ---------------   --------------
JACKSON STEINEM, INC.                                    $100,000                62,500            11,793
UNIVERSITY FINANCE, INC.                                 $160,000               100,000            18,868
WILLIAM AND KIMBERLY WOODWORTH                            $24,000                15,000             2,831
WILLIAM C. WARD                                          $100,000                62,500            11,793
KYSO INVESTMENTS                                          $80,000                50,000             9,434
SEAN FITZPATRICK                                          $65,600                41,000             7,736
EDWIN J. MCGUINN, JR.                                     $75,000                46,875             8,845
ELLIS INTERNATIONAL LTD. INC.                             $75,000                46,875             8,845
ERICK RICHARDSON                                          $50,000                31,250             5,897
GEORGE KARFUNKEL                                         $300,000               187,500            35,378
CAPITAL GROWTH TRUST                                     $200,000               125,000            23,585
TRINAD CAPITAL LP                                         $50,000                31,250             5,897
JACOB ENGEL                                               $40,000                25,000             4,717
KENNETH RICKEL                                           $200,000               125,000            23,585
ALPHA CAPITAL AG                                         $200,000               125,000            23,585
L.R.R. FAMILY PARTNERS LTD.                              $120,000                75,000            14,151
VITEL VENTURES CORPORATION                               $880,784               550,490           103,867
ATON SELECT FUND LTD.                                    $323,616               202,260            38,163
MATTHEW MARKIN                                           $160,000               100,000            18,868
MICHAEL WACHS                                             $50,000                31,250             5,897
NADINE SMITH AND JOHN D. LONG, JR.                       $176,000               110,000            20,755
DAVIS TANEN                                               $25,000                15,625             2,949
JOSHUA A. KAZAM                                           $25,000                15,625             2,949
PETER M. KASH                                             $25,000                15,625             2,949
STEPHEN C. ROCAMBOLI                                       $5,000                 3,125               590
M. PAUL TOMPKINS                                          $80,000                50,000             9,434
GIBRALT CAPITAL CORP.                                    $400,000               250,000            47,170
SHAI AND MICHELLE STERN                                  $250,000               156,250            29,482
                                                 -----------------------     ---------------   --------------
TOTAL:                                                 $4,240,000             2,650,000           500,013

      The Company issued and sold the securities in the above referenced transaction in reliance upon exemptions from registration under the Securities Act of 1933, as amended, set forth in Section 4(2) thereof or Regulation D or Regulation S thereunder. Each purchaser represented that such purchaser was an accredited investor or not a US person, and each agreed that the securities would not be resold without registration under the Securities Act or exemption


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


therefrom. Each purchaser also represented such purchaser's intention to acquire the securities for investment only, and not with a view to the distribution thereof. The Company affixed appropriate legends to the stock certificates issued in such transaction. Prior to making any offer or sale, the Company had reasonable grounds to believe and believed that each purchaser was capable of evaluating the merits and risks of the investment and was able to bear the economic risk of the investment.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Information regarding the Indemnification of Directors and Officers is contained in pages 39 and 40 of the Company's Registration Statement on Form SB-2 filed with the Commission in August 10, 2001, which is incorporated herein by reference to the Information Statement.

Item. 5. RESIGNATION OF REGISTRANT'S DIRECTORS.

      At the time of the exchange of shares with the stockholders of Iempower referred to in Item 1 above, the directors of the Company resigned pursuant to the share exchange agreement with the stockholders of Iempower. No director has furnished the Company with any letter describing any disagreement with the Company. The Information Statement contains information regarding those persons who have become directors of the Company on pages 36 and 37 thereof under the caption "Directors and Executive Officers of the Company After the Share Exchange," which information is incorporated herein by reference.

Item. 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. See Exhibit 99.2 (audited financial statements of Iempower for the years ending December 31, 2003 and December 31, 2002).

(b) Pro forma financial information. See Exhibit 99.3 (unaudited pro forma combined financial statements of the Company and its subsidiary).

(c)   Exhibits -

       Exhibit No.       Description of Exhibit
       ------------      -------------------------------------------------------
          99.1           Information Statement on Schedule 14C dated June 14,
                         2004, as filed with the Securities and Exchange
                         Commission on June 15, 2004 (incorporated by reference into this Current Report).

          99.2 Audited financial statements of Iempower for the years ending December 31, 2003 and December 31, 2002.

          99.3 Unaudited pro forma combined financial statements of the Company and its subsidiary.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     MRU HOLDINGS, INC.



Date: July 14, 2004                                  By: /s/  Raza Khan
                                                        ------------------------
                                                         Raza Khan
                                                         President



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